Exhibit 99.1
B. Riley & Co 8th Annual Las Vegas Investor Conference March 12 - 14, 2007

Tandy Brands Accessories is a Designer, Manufacturer and Marketer of Fashion Accessories for Men, Women and Children Stock Symbol (Nasdaq): TBAC Current (3/06/07) Price: $ 12.60 Market Capitalization: $ 86.4M Est. Fiscal (June) 2007 Sales: $ 177 - $ 182M Est. Fiscal (June) 2007 EPS: $ 0.67 - $ 0.72 March 2007 Quarterly Dividend: $.04 per share

Investment Highlights Market Leader in a Fragmented Industry National and Diverse Brand Portfolio Compelling Growth Opportunities Strong Historic Growth Rate: 14-year Compounded Annual Growth Rate of 15% Strong, Stable Customer Relationships Strong Balance Sheet and Cash Flow Generation Experienced Management Team

Solid Sales Growth Through internal growth and acquisitions, TBAC has expanded into a leadership position within the fashion accessory industry. CAGR 15.17% over last 14 years. $50.4 $68.6 $83.9 $86.8 $102.6 $135.0 $178.4 $187.7 $195.8 $205.8 $224.5 Net Sales 1993 50.4 1994 68.6 1995 83.9 1996 86.8 1997 102.6 1998 135 1999 178.4 2000 187.7 2001 195.8 2002 205.8 2003 224.5 2004 215.4 2005 221.2 2006 227.1 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 $215.4 $221.2 $227.3

Retail Distribution TBA's strategic objective of "across the board" selling has resulted in the successful placement of TBA fashion products into nearly every type and size of retail operation including: Office Supply Sporting Goods E-Commerce Website Specialty Chains National Chains Military Exchanges Premium Market Outlet Stores Mass Merchants Golf Pro Shops Wholesale Clubs Drug Stores Shoe Stores TV Shopping Uniform Stores Ind. Specialty Stores Supermarkets Department Stores Catalogs

Growth Potential Belts Personal Leather Goods $420 290 Men's & Boys' Women's Estimates of accessory industry size in wholesale dollars. (In millions) * Does not include Canada Belts Personal Leather Goods Handbags Hats/Hair Access/Socks Cold Weather 340 305 2,200 532 226 $4,333 * TBAC Market Share 21% 6% 9% 7% 1% 4% 3%

$16.7 Mil $8.4 Mil $8.1 Mil $14 Mil $41 Mil $121.2 Mil Belts 53.3% Other 7.4% Handbags 3.6% Socks 6.1% Small Leather Goods 18% Cold Weather 3.7% Fiscal 2006 Product Line Sales Gifts 7.9% $17.9 Mil

Belts 58% Other 4% Handbags 3% Small Leather Goods 20% Fiscal 2007 Estimated Product Line Sales (Based on Sales Guidance of $177 - $182 Million) Gifts 15%

TBA's Key Retail Partners Mass Merchants Department Stores National Chains Nordstrom Dillard's Federated/Macy's Belk Kohl's Stage Boscov's Gottschalk's Bon-Ton /Carson's The Bay (Canada) Wal«Mart (U.S., Canada & Mexico) Target ShopKo/Pamida Meijer Fred Meyer Kmart Zellers (Canada) Sears (U.S. & Canada) JCPenney (U.S. & Mexico) Mervyn's AAFES Stein Mart TJ Maxx Marshall's Men's Wearhouse Goody's Casual Male Fred Meyer Tractor Supply Moores (Canada) 7,000+Accounts

Outdoor Sporting Goods Outdoor Sporting Goods Academy Sports and Outdoors Bass Pro Shops Cabela's Dick's Sporting Goods Sportsman's Warehouse

Fiscal 2006 Sales By Distribution Channel Department Store 28.6% Mass Merchants 54.8% Specialty Retail 16.6%

Fiscal 2006 Brand Sales Private Label Brands 54.0% Licensed Brands 14.2% Proprietary Brands 31.8%

Brands by Retail Segment Brands by Retail Segment Brands by Retail Segment Brands by Retail Segment Licensed Private Proprietary

Facilities Arlington, Texas Yoakum, Texas Toronto, Canada Yoakum, Texas Dallas, Texas West Bend, Wisconsin Toronto, Canada Arlington, Texas Toronto, Canada New York, New York Hong Kong, China Manufacturing Distribution Arlington, Texas New York, New York Toronto, Canada Bentonville, Arkansas Hong Kong, China Showrooms Merchandising Offices Corporate Headquarters Canada United States China

Sourcing Tandy Brands Accessories, Inc. operates two belt manufacturing facilities: One in Yoakum, Texas, and another in Toronto, Canada. The balance of the corporation's finished goods are imported from a wide variety of global sources in Asia, South America, Europe and India. India Asia South America Europe

Business Outlook - 2007

2007 Women's Division

Women's Division Restructure Disappointing results from our mass merchants' women's division which impacted our earnings and stock price. Senior management analyzed both women's divisions in January 2006. In February 2006, senior management made a recommendation to the Board and the Board approved the following plan of action: Consolidate the women's department store division and the mass merchants' division under one entity for sales, merchandising and distribution purposes to better utilize human and capital resources on more profitable synergistic business. Model the consolidation after our men's division structure. Place experienced, capable leaders in key roles within the company's executive, design and operations management.

Women's Division Restructure Exit three product categories (scarves, socks and cold weather) that were less productive from a margin and customer penetration standpoint, which reduced revenues of approximately $38,000,000. Organize all women's product lines into one distribution center. Restructure efforts anticipate a reduction of SGA expenses of approximately $8 million for fiscal 2007. Focus on higher margin product categories (belts, small leather goods and handbags) with the best potential for sales growth and improved gross margins, which will increase earnings. Restructuring was completed at the end of June which positions the company with improved financial flexibility for future strategic options.

2007 New Initiatives - Women's Division

2007 New Business - Women's Expanded Wal?Mart Women's Belt Program by 10% for Spring 2007.

Wal-Mart - Metro 7 New contemporary brand launched in 950 doors in April. Wal-Mart ad for Metro 7 in Vogue. The belt shown is currently on the floor at Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart. Wal-Mart.

2007 New Business - Women's We shipped an additional 100,000 units of Rolfs fashion wallets to JCPenney for Holiday 2006.

2007 New Business - Women's Increase our floor space at Kohl's in Dockers belts which will provide 80,000 additional units. 24

Women's Product - Fall 2007 25

Women's Product - Fall 2007 26

2007 Opportunities - Women's Actively pursue additional licenses. New license with Eileen West to design and market small leather goods, belts and handbags. Initial delivery of product is expected to begin in Fall 2007.

2007 Opportunities - Women's Be innovative in our Women's design area. Our new "City Clutch" was the focus of our August New York market. Strong reaction to novelty items due to the trend of bigger bags and the need to compartmentalize items. Very positive response to initial showing of product.

2007 New Initiatives - Men's Division

2007 New Business - Men's Strong gift accessory sales for Holiday 2006 with our key customers. Added new business at The Bay in Canada as well as Staples. Earlier scheduling of shipments to retailers to improve sell through. through. through. through. through. through. Accelerate sales with Key Item positioning Provide in-store signage and support to secure holiday space Timely shipments to ensure proper set-up Impact Presentation

2007 New Business - Men's We launched Totes Small Leather Goods at Mervyn's, JCPenney, Boscov's and Gottschalks. Grow Totes Brand Functionality Target Commuters & Business Travelers Lifestyle Presentation

2007 New Business - Men's Nordstrom has awarded the entire boys' belt business in addition to our existing boys' neckwear business. neckwear business. neckwear business. neckwear business. Nordstrom Macy's Dillard's Wal-Mart JCPenney

2007 New Business - Men's Shipped a new private label young men's belt program to 700 doors at Kohl's. Initial sell through has exceeded initial expectations. through has exceeded initial expectations. through has exceeded initial expectations. through has exceeded initial expectations. Kohl's Launch Target Mossimo Test Vintage University Ages 13 - 30

2007 Opportunities - Men's Expand the penetration of Rolfs Small Leather Goods in key customer doors including JCPenney and Carson's for the Christmas holiday. Broaden our young men's Mossimo wallet program at Target . Broaden our young men's Mossimo wallet program at Target . Broaden our young men's Mossimo wallet program at Target . Broaden our young men's Mossimo wallet program at Target . Broaden our young men's Mossimo wallet program at Target . Broaden our young men's Mossimo wallet program at Target . Target - Mossimo Graphics Color Design Ages 13 - 30

2007 Opportunities - Men's Opportunities in Travel Accessories New items including battery free radios, emergency response lights and emergency cell phone chargers.. Building on top 25 sellers with looks and colors Moving into new channels of distribution New Accounts McLane The Bay Staples Macy's South Saks Off 5th

Contemporary Golf Label - Launching Spring 2007 Target Males Ages 20-40 European Influences Fashion Color & Plaque Buckles

Men's Modern Belts Men's Modern Belts JCPenney - J Ferrar Casual Male - Synergy Wal-Mart - George Contemporary Plaques Wider Widths

Fiscal 2006 and 2nd Quarter 2007 Financial Review

Income Statement Highlights - Fiscal 2006 Net Sales Gross Profit Net Income / (Loss) Earnings / (Loss) Per Share Sales Gain % Gross Profit as % of Sales SG&A as % of Sales $227,323 $68,871 ($3,462) ($0.52) 2.8% 30.3% 28.7% Actual 2006 $221,232 $81,233 $3,987 $0.61 2.7% 36.7% 30.7% Actual 2005 Dollars in Thousands, Except Per Share Amounts $6,091 ($12,362) ($7,449) ($1.13) Increase (Decrease)

Income Statement Highlights - Second Quarter Fiscal 2007 Net Sales Gross Profit Net Income Diluted Earnings Per Share Sales Gain % Gross Profit as % of Sales SG&A as % of Sales $64,340 $24,190 $3,406 $0.50 (12.9%) 37.6% 26.4% Actual 2007 $73,866 $24,955 $2,036 $0.30 (0.2%) 33.8% 24.7% Actual 2006 Dollars in Thousands, Except Per Share Amounts ($9,526) ($765) $1,370 $0.20 Increase (Decrease)

Income Statement Highlights - Six Months Ended December 31 Net Sales Gross Profit Net Income Diluted Earnings Per Share Sales Gain % Gross Profit as % of Sales SG&A as % of Sales $121,539 $45,217 $6,235 $0.91 (9.8%) 37.2% 26.1% Actual 2007 $134,814 $45,235 $3,503 $0.52 0.3% 33.6% 25.5% Actual 2006 Dollars in Thousands, Except Per Share Amounts ($13,275) ($18) $2,732 $0.39 Increase (Decrease)

Balance Sheet Highlights At December 31 Cash Debt Capital Expenditures Accounts Receivable Inventories $7,068 $7,000 $1,748 $34,565 $59,020 Actual 2007 $4,606 $28,500 $1,910 $46,530 $71,923 Actual 2006 Dollars in Thousands

Balance Sheet Strength 2007 Annual Guidance Sales: $177 - $182 million EPS: $0.67 - $0.72 June 30, 2007 Debt Should Be Approximately $5 Million Focus on Inventory Reduction Strong Cash Flow Continuation of Our Dividend Program - 15th Consecutive Quarterly Dividend Announced on January 25, 2007. Increased Our Dividend by 45% on February 1, 2007 to $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share. $.04 Per Common Share.